C0000000230 | M

104598

VBI VACCINES INC.

Number

00000000

Shares

****0*********

INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

THIS CERTIFIES THAT

SPECIMEN

CUSIP 91822J103

ISIN CA91822J1030

IS THE REGISTERED HOLDER OF

0

SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

VBI VACCINES INC.

transferable on the books of the Corporation only upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

SAMPLE

Dated: Jul 20, 2018

President and Chief Executive Officer

Chief Financial Officer

VOID

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE TRUST COMPANY, N.A.
(CANTON, MA, JERSEY CITY, NJ AND LOUISVILLE, KY)
TRANSFER AGENT AND REGISTRAR

By ____________________
Authorized Officer

OR

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE TRUST COMPANY OF CANADA
(VANCOUVER) (CALGARY) (TORONTO)
TRANSFER AGENT AND REGISTRAR

VOID

By ____________________
Authorized Officer

The shares represented by this certificate are transferable at the offices of Computershare Trust Company of Canada in Vancouver, BC; Calgary, AB and Toronto, ON or at the offices of Computershare Trust Company, N.A. in Canton, MA, Jersey City, NJ and Louisville, KY.

SECURITY INSTRUCTIONS ON REVERSE   VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

CSAE_LIVE_LCVQ_C03.mf.prds/000001/000001/i

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	- as tenants in common	(Name) CUST (Name) UNIF GIFT MIN ACT (State)	- (Name) as Custodian for (Name) under the (State) Uniform Gifts to Minors Act
TEN ENT	- as tenants by the entireties		
JT TEN	- as joint tenants with rights of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in the above list.

For value received the undersigned hereby sells, assigns and transfers unto

____

Insert name and address of transferee

____

____ shares

represented by this certificate and does hereby irrevocably constitute and appoint

____ the attorney

of the undersigned to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

DATED: ______________________

______________________ ______________________

Signature of Shareholder Signature of Guarantor

Signature Guarantee:
The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.

